UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PLAINS EXPLORATION & PRODUCTION COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement Nos
	(3)	Filing Parties:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-31470	33-0430755
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Milam, Suite 3100

Houston, Texas77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 13, 2013, James C. Flores, Chairman, President and Chief Executive Officer of Plains Exploration & Production Company (“PXP”), issued a letter to shareholders regarding the recent report of Institutional Shareholder Services Inc.and Glass Lewis & Co. with respect to the proposed merger of PXP with and into IMONC LLC, a wholly owned subsidiary of Freeport-McMoRan Copper & Gold Inc. The letter is filed herewith as Exhibit 99.1and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Letter to PXP Shareholders from James C. Flores, dated May 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013	PLAINS EXPLORATION & PRODUCTION COMPANY

/s/ Nancy I. Williams
Nancy I. Williams
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to PXP Shareholders from James C. Flores, dated May 13, 2013

Exhibit 99.1

Plains Exploration & Production Company 700 Milam, Suite 3100, Houston, TX 77002 www.pxp.com

NEWS RELEASE

FOR IMMEDIATE RELEASE

PXP Chairman’s Letter to Shareholders

Houston, Texas, May 13, 2013 – Plains Exploration & Production Company (NYSE:PXP)

Dear Shareholder,

I would like to take this opportunity to urge your support of the merger of Plains Exploration & Production Company (PXP) with Freeport-McMoRan Copper & Gold Inc. (NYSE: FCX) and to share why I believe that it is in the best interest of the PXP shareholder.

There are several factors that positively favor the transaction. They include:

•

The strategic nature of the transaction, including the fact that the combination of the PXP, FCX and McMoRan Exploration Co. (MMR) businesses is expected to (1) create the largest diversified U.S.-based natural resource company with an enterprise value in the top five among global mining peers, (2) increase geographic diversification of the combined company within the U.S. and (3) increase commodity diversification for the combined company.

•

The scale of the combined company, which will enable it to compete more effectively than either PXP, FCX or MMR on a standalone basis, through increased cash flow and lower cost of capital investment in future development projects, exploration and acquisitions.

•

The expected lower cost of borrowing, given the investment grade rating currently carried and expected to be maintained by FCX after completion of the merger,which was utilized in funding the cash portion of the merger consideration and will be advantageous in future projects.

•

The financial and operational strength of the combined businesses, which will allow for accelerated value creation across the entire asset portfolio. The attractive, top-tier and complementary growth profiles of both the oil and gas and mining operations combined with strong margins and cash flows will drive near- and long-term stock appreciation.

•

The analyses provided by Institutional Shareholder Services and Glass Lewis represent superficial views based on hearsay. I urge investors not to rely on such reports, but on the opinion of third-party investment banks resulting from months of analysis by independent financial, engineering and geoscience experts. We continue to believe that the analysis and opinion of Barclays Capital, utilizing its own resources and those of third party professionals and set forth in-depth in the Company’s proxy materials dated April 18, 2013 available on the Company’s website, continues to be the proper conclusion regarding the transaction. A detailed review of the third party expert opinions and other proxy materials, rather than cursory reports, properly presents the correct professional analysis of the value of the transaction to PXP’s shareholders and the conclusion that shareholders should rely on to support this transaction.

The PXP board of directors, management and I remain committed to our shareholders and continue to use our best efforts to deliver exemplary value to our shareholders. Please do not lose sight of what we believe will drive premium future share price growth, and that is the power of the combined organization. With the value creation drivers described above, I strongly affirm and support our proposed transaction with FCX and ask that you also vote in favor of the merger.

James C. Flores

Chairman, President and Chief Executive Officer

Plains Exploration & Production Company

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

In connection with the proposed business combination transaction between PXP and FCX, FCX has filed with the SEC a registration statement on Form S-4 that contains a definitive proxy statement of PXP that also constitutes a prospectus of FCX. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT PXP, FCX, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by PXP and FCX through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of PXP or FCX at the following:

Plains Exploration & Production Company

700 Milam, Suite 3100

Houston, TX 77002

Attention: Investor Relations

Phone: (713) 579-6000

Email: investor@pxp.com

Freeport-McMoRan Copper & Gold Inc.

333 N. Central Ave.

Phoenix, AZ 85004

Attention: Investor Relations

Phone: (602) 366-8400

Email: ir@fmi.com

PARTICIPANTS IN THE SOLICITATION

PXP and FCX, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies inrespect of the proposed transactions contemplated by the merger agreement. Information regarding directors and executive officers of PXP is contained in the proxy statement/prospectus dated April 18, 2013, which is filed with the SEC. Information regarding FCX’s directors and executive officers is contained in FCX’s definitive proxy statement dated April 27, 2012, which is filed with the SEC.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contact: Hance Myers, hmyers@pxp.com or 713.579.6291.

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